UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934

September 28, 2007

Date of Report (date of Earliest Event Reported)

UNI-PIXEL, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8708 Technology Forest Place, Suite 100 The Woodlands, Texas 77381
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 28, 2007, Uni-Pixel, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch Pierce, Fenner & Smith Incorporated (the “Purchaser”) pursuant to which the Company sold on that date in a private placement to the Purchaser (a) 892,858 authorized but unissued shares of the Company’s Series C Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), and (b) warrants (the “Warrants”) to purchase, in aggregate, up to 3,214,289 shares of the Company’s common stock, par value $0.001 for an aggregate purchase price of $10,000,009.60.

In connection with the Purchase Agreement, the Company and the Purchaser also entered into an Investors’ Rights Agreement dated as of September 28, 2007 (the “Investors’ Rights Agreement”), pursuant to which the Company granted to the Purchaser certain rights with respect to the Series C Preferred Stock and the Warrants sold (including the shares of common stock issuable upon exercise of the Warrants) under the Purchase Agreement.

The Purchase Agreement, the Investors’ Rights Agreement and form of the Warrants are filed as Exhibits 10.1, 10.2 and 10.3, respectively, and the descriptions contained herein are qualified entirely by reference to such exhibits, which are incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES.

The Series C Preferred Stock and the Warrants described in Item 1.01 were issued without registration under the Securities Act of 1933 (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Purchaser is an accredited investor as defined in Rule 501 of Regulation D.

Dividends shall accrue, whether or not declared and paid, on the Series C Preferred Stock at the rate per annum of 8%, and shall be cumulative as to any dividends not declared and paid in any year, compounding annually at the same rate. Each share of Series C Preferred Stock may, at the option of the holder, be converted at any time into a number of fully paid and non-assessable shares of common stock of the Company equal to the quotient obtained by dividing the original issue price of $11.20 for the Series C Preferred Shares, plus all accrued and unpaid Series C Preferred Stock dividends and any other declared and unpaid dividends, by the initial Series C Preferred Stock conversion price of $1.40, which is subject to adjustment from time to time in accordance with the Series C Certificate of Designations (as defined in Item 5.03 below).

The Series C Certificate of Designations is filed as Exhibit 3.1 and the descriptions of the Series C Preferred Stock contained herein are qualified entirely by reference to such exhibit, which is incorporated herein by reference.

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION.

On September 28, 2007, pursuant to the authority conferred to the Board of Directors by the Amended and Restated Certificate of Incorporation of the Company, the Company filed a Certificate of Designations (the “Series C Certificate of Designations”) with the Delaware Secretary of State’s Office which designated the Series C Preferred Stock. The Series C Certificate of Designations also set forth certain voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of the Series C Preferred Stock.

In addition, on September 28, 2007, pursuant to the authority conferred to the Board of Directors by the Amended and Restated Certificate of Incorporation of the Company, and with the approval of the holders of the requisite number of the Company’s Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), the Company filed an Amended and Restated Certificate of Designations (the “Amended and Restated Series B Certificate of Designations”) with the Delaware Secretary of State’s Office which amended and restated in its entirety the Certificate of Designations of the Series B Preferred Stock of the Company (the “Series B Certificate of Designations”). The Amended and Restated Series B Certificate of Designations modifies the Series B Certificate of Designations to provide for certain matters relating to the designation and authorization of the Series B

Preferred Stock, including, among other things, the modification of certain voting powers and rights of redemption and the prohibition of certain affiliate transactions by the Company.

The Series C Certificate of Designations and the Amended and Restated Series B Certificate of Designations are filed as Exhibits 3.1 and 3.2, respectively, and the descriptions contained herein are qualified entirely by reference to such exhibits, which are incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On October 2, 2007, the Company issued a press release announcing its entry into the transactions contemplated by the Purchase Agreement and the Investors’ Rights Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit Number	Description

3.1	Certificate of Designations of the Series C Preferred Stock (Par Value $0.001 Per Share) of Uni-Pixel, Inc., as filed on September 28, 2007.

3.2	Amended and Restated Certificate of Designations of the Series B Preferred Stock (Par Value $0.001 Per Share) of Uni-Pixel, Inc., as filed on September 28, 2007.

10.1	Securities Purchase Agreement dated as of September 28, 2007, by and among Uni-Pixel, Inc. and Merrill Lynch Pierce, Fenner & Smith Incorporated.

10.2	Investors’ Rights Agreement dated as of September 28, 2007, by and among Uni-Pixel, Inc. and Merrill Lynch Pierce, Fenner & Smith Incorporated.

10.3	Form of Warrant dated as of September 28, 2007.

99.1	Press Release dated October 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 2, 2007	By:	/s/ James A. Tassone
		Name:	James A. Tassone
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designations of the Series C Preferred Stock (Par Value $0.001 Per Share) of Uni-Pixel, Inc., as filed on September 28, 2007.

3.2	Amended and Restated Certificate of Designations of the Series B Preferred Stock (Par Value $0.001 Per Share) of Uni-Pixel, Inc., as filed on September 28, 2007.

10.1	Securities Purchase Agreement dated as of September 28, 2007, by and among Uni-Pixel, Inc. and Merrill Lynch Pierce, Fenner & Smith Incorporated.

10.2	Investors’ Rights Agreement dated as of September 28, 2007, by and among Uni-Pixel, Inc. and Merrill Lynch Pierce, Fenner & Smith Incorporated.

10.3	Form of Warrant dated as of September 28, 2007.

99.1	Press Release dated October 2, 2007.